Pensions and other post-retirement benefits	12 Months Ended
Dec. 31, 2020
Employee Benefits [Abstract]
Pensions and other post-retirement benefits	Pensions and other post-retirement benefits
Most group companies have pension plans, the forms and benefits of which vary with conditions and practices in the countries concerned. Pension benefits may be provided through defined contribution plans (money purchase schemes) or defined benefit plans (final salary and other types of schemes with committed pension benefit payments). For defined contribution plans, retirement benefits are determined by the value of funds arising from contributions paid in respect of each employee. For defined benefit plans, retirement benefits are based on such factors as an employee’s pensionable salary and length of service. Defined benefit plans may be funded or unfunded. The assets of funded plans are generally held in separately administered trusts.
For information on significant estimates and judgements made in relation to accounting for these plans see Pensions and other post-retirement benefits in Note 1.
The primary pension arrangement in the UK is a funded final salary pension plan under which retired employees draw the majority of their benefit as an annuity. This pension plan is governed by a corporate trustee whose board is composed of four member-nominated directors, four company-nominated directors, one independent director and one independent chairman nominated by the company. The trustee board is required by law to act in the best interests of the plan participants and is responsible for setting certain policies, such as investment policies of the plan. The UK plan is closed to new joiners and is currently under consultation for closure to future accrual. As at 31 December 2020, it remained open to ongoing accrual for current members. New joiners in the UK are eligible for membership of a defined contribution plan.
In the US, all pension benefits now accrue under a cash balance formula. Benefits previously accrued under final salary formulas are legally protected. Retiring US employees typically take their pension benefit in the form of a lump sum payment upon retirement. The plan is funded and its assets are overseen by a fiduciary Investment Committee. During 2020 the committee was composed of seven bp employees appointed by the president of bp Corporation North America Inc. (the appointing officer). The Investment Committee is required by law to act in the best interests of the plan participants and is responsible for setting certain policies, such as the investment policies of the plan. US employees are also eligible to participate in a defined contribution (401k) plan in which employee contributions are matched with company contributions. In the US, group companies also provide post-retirement healthcare to most retired employees and their dependants (and, in certain cases, life insurance coverage); the entitlement to these benefits is usually based on the employee remaining in service until a specified age and completion of a minimum period of service.
24. Pensions and other post-retirement benefits – continued
In the Eurozone, there are defined benefit pension plans in Germany, France, the Netherlands and other countries. In Germany and France, the majority of the pensions are unfunded, in line with market practice. In Germany, the group’s largest Eurozone plan, employees receive a pension and also have a choice to supplement their core pension through salary sacrifice. For employees who joined since 2002, the core pension benefit is a career average plan with retirement benefits based on such factors as an employee’s pensionable salary and length of service. The returns on the notional contributions made by both the company and employees are based on the interest rate which is set out in German tax law. Retired German employees take their pension benefit typically in the form of an annuity. The German plans are governed by legal agreements between bp and the works council or between bp and the trade union.
The level of contributions to funded defined benefit plans is the amount needed to provide adequate funds to meet pension obligations as they fall due. During 2020 the aggregate level of contributions was $325 million (2019 $349 million and 2018 $610 million). The aggregate level of contributions in 2021 is expected to be approximately $400 million, and includes contributions in all countries that we expect to be required to make contributions by law or under contractual agreements, as well as an allowance for discretionary funding.
For the primary UK plan there is a funding agreement between the group and the trustee. On an annual basis a schedule of contributions is agreed covering the next five years. Contractually committed funding amounted to $1,014 million at 31 December 2020, all of which relates to future service. This amount is included in the group’s committed cash flows relating to pensions and other post-retirement benefit plans as set out in the table of contractual obligations on page 307.
The surplus relating to the primary UK pension plan is recognized on the balance sheet on the basis that the company is entitled to a refund of any remaining assets once all members have left the plan.
Minimum pension funding in the US is determined by legislation and is supplemented by discretionary contributions. No contributions were made into the primary US pension plan in 2020 and no statutory funding requirement is expected in the next 12 months.
The surplus relating to the primary US fund is recognized on the balance sheet on the basis that economic benefit can be gained from the surplus through a reduction in future contributions.
There was no minimum funding requirement for the US plan, and no significant minimum funding requirements in other countries at 31 December 2020.
The obligation and cost of providing pensions and other post-retirement benefits is assessed annually using the projected unit credit method. The date of the most recent actuarial review was 31 December 2020. The UK plans are subject to a formal actuarial valuation every three years; valuations are required more frequently in many other countries.The most recent formal actuarial valuation of the UK pension plans was as at 31 December 2017, and a valuation as at 31 December 2020 is currently underway. A valuation of the US plan and largest Eurozone plans are carried out annually.
The material financial assumptions used to estimate the benefit obligations of the various plans are set out below. The assumptions are reviewed by management at the end of each year and are used to evaluate the accrued benefit obligation at 31 December and pension expense for the following year.

									%
Financial assumptions used to determine benefit obligation			UK			US			Eurozone
	2020	2019	2018	2020	2019	2018	2020	2019	2018
Discount rate for plan liabilities	1.4	2.1	2.9	2.2	3.1	4.1	1.0	1.3	2.0
Rate of increase in salaries	3.6	3.4	3.8	4.1	3.9	3.9	2.9	3.1	3.1
Rate of increase for pensions in payment	2.8	2.7	3.0	—	—	—	1.3	1.5	1.5
Rate of increase in deferred pensions	2.8	2.7	3.0	—	—	—	0.5	0.5	0.5
Inflation for plan liabilities	2.9	2.7	3.1	1.7	1.5	1.5	1.5	1.7	1.7
									%
Financial assumptions used to determine benefit expense			UK			US			Eurozone
	2020	2019	2018	2020	2019	2018	2020	2019	2018
Discount rate for plan service cost	2.1	3.0	2.6	3.2	4.2	3.6	1.8	2.5	2.4
Discount rate for plan other finance expense	2.1	2.9	2.5	3.1	4.1	3.5	1.3	2.0	1.9
Inflation for plan service cost	2.6	3.1	3.1	1.5	1.5	1.7	1.7	1.7	1.6
The discount rate assumptions are based on third-party AA corporate bond indices and for our largest plans in the UK, US and the Eurozone we use yields that reflect the maturity profile of the expected benefit payments. The inflation rate assumptions for our UK and US plans are based on the difference between the yields on index-linked and fixed-interest long-term government bonds. In other countries, including the Eurozone, we use this approach, or advice from the local actuary depending on the information available. The inflation assumptions are used to determine the rate of increase for pensions in payment and the rate of increase in deferred pensions where there is such an increase.
The assumptions for the rate of increase in salaries are based on the inflation assumption plus an allowance for expected long-term real salary growth. These include an allowance for promotion-related salary growth, of up to 0.8% depending on country.
24. Pensions and other post-retirement benefits – continued
In addition to the financial assumptions, we regularly review the demographic and mortality assumptions. The mortality assumptions reflect best practice in the countries in which we provide pensions and have been chosen with regard to applicable published tables adjusted where appropriate to reflect the experience of the group and an extrapolation of past longevity improvements into the future. bp’s most substantial pension liabilities are in the UK, the US and the Eurozone where our mortality assumptions are as follows:

									Years
Mortality assumptions			UK			US			Eurozone
	2020	2019	2018	2020	2019	2018	2020	2019	2018
Life expectancy at age 60 for a male currently aged 60	26.9	27.3	27.4	24.7	24.9	25.1	25.7	25.7	25.6
Life expectancy at age 60 for a male currently aged 40	28.4	28.9	28.9	26.4	26.7	26.9	28.2	28.3	28.1
Life expectancy at age 60 for a female currently aged 60	28.8	28.7	28.8	27.7	28.0	28.5	29.0	29.1	29.0
Life expectancy at age 60 for a female currently aged 40	30.4	30.5	30.6	29.2	29.7	30.1	31.2	31.2	31.2
Pension plan assets are generally held in trusts, the primary objective of which is to accumulate assets sufficient to meet the obligations of the plans. The assets of the trusts are invested in a manner consistent with fiduciary obligations and principles that reflect current practices in portfolio management.
A significant proportion of the assets are held in equities, which are expected to generate a higher level of return over the long term, with an acceptable level of risk. In order to provide reasonable assurance that no single security or type of security has an unwarranted impact on the total portfolio, the investment portfolios are highly diversified.
The trustee’s long-term investment objective for the primary UK plan as it matures is to invest in assets whose value changes in the same way as the plan liabilities, in order to reduce the level of funding risk. To move towards this objective, the UK plan uses a liability driven investment (LDI) approach for part of the portfolio, investing primarily in government bonds to achieve this matching effect for the most significant plan liability assumptions of interest rate and inflation rate. This is partly funded by short-term sale and repurchase agreements, whereby the plan borrows money using existing bonds as security and which will be bought back at a specified price at an agreed future date. The funds raised are used to invest in further bonds to increase the proportion of assets which match the plan liabilities. The borrowings are shown separately in the analysis of pension plan assets in the table below.
For the primary UK pension plan there is an agreement with the trustee to increase the proportion of assets with liability matching characteristics over time primarily by reducing the proportion of plan assets held as equities and increasing the proportion held as bonds. During 2020, the UK plan switched 11% of plan assets from equities to bonds (2019 2%). There is a similar agreement in place for the primary US plan, although no switches have taken place in 2019 or 2020.
The current asset allocation policy for the major plans at 31 December 2020 was as follows:

	UK	US
Asset category	%	%
Total equity (including private equity)	17	40
Bonds/cash (including LDI)	76	60
Property/real estate	7	—
The amounts invested under the LDI programme by the primary UK pension plan as at 31 December 2020 were $4,217 million (2019 $4,804 million) of government-issued nominal bonds and $24,576 million (2019 $19,462 million) of index-linked bonds.
Some of the group’s pension plans in the Eurozone and other countries use derivative financial instruments as part of their asset mix to manage the level of risk. The fair value of these instruments is included in other assets in the table below.
The group’s main pension plans do not invest directly in either securities or property/real estate of the company or of any subsidiary.
The fair values of the various categories of assets held by the defined benefit plans at 31 December are presented in the table below, including the effects of derivative financial instruments. Movements in the fair value of plan assets during the year are shown in detail in the table on page 201.
24. Pensions and other post-retirement benefits – continued

					$ million
	UKa	USb	Eurozone	Other	Total
Fair value of pension plan assets
At 31 December 2020
Listed equities – developed markets	5,008	1,112	542	318	6,980
– emerging markets	418	115	68	70	671
Private equity[c]	2,899	1,604	—	4	4,507
Government issued nominal bonds[d]	4,303	1,839	1,111	616	7,869
Government issued index-linked bonds[d]	24,576	—	107	—	24,683
Corporate bonds[d]	8,906	2,398	587	279	12,170
Property[e]	2,553	—	110	28	2,691
Cash	1,392	267	51	163	1,873
Other	795	131	104	30	1,060
Debt (repurchase agreements) used to fund liability driven investments	(9,387)	—	—	—	(9,387)
	41,463	7,466	2,680	1,508	53,117
At 31 December 2019
Listed equities – developed markets	6,285	1,290	495	371	8,441
– emerging markets	1,096	124	61	64	1,345
Private equity[c]	2,675	1,474	—	3	4,152
Government issued nominal bonds[d]	4,884	2,100	959	572	8,515
Government issued index-linked bonds[d]	19,462	—	100	—	19,562
Corporate bonds[d]	6,132	2,304	569	256	9,261
Property[e]	2,507	—	96	27	2,630
Cash	426	289	33	93	841
Other	98	74	30	26	228
Debt (repurchase agreements) used to fund liability driven investments	(7,436)	—	—	—	(7,436)
	36,129	7,655	2,343	1,412	47,539
At 31 December 2018
Listed equities – developed markets	5,191	1,238	413	306	7,148
– emerging markets	950	63	65	56	1,134
Private equity[c]	2,792	1,495	—	4	4,291
Government issued nominal bonds[d]	4,263	2,072	895	533	7,763
Government issued index-linked bonds[d]	17,491	—	102	—	17,593
Corporate bonds[d]	4,606	2,184	506	243	7,539
Property[e]	2,311	6	57	25	2,399
Cash	376	73	42	83	574
Other	116	64	32	40	252
Debt (repurchase agreements) used to fund liability driven investments	(6,011)	—	—	—	(6,011)
	32,085	7,195	2,112	1,290	42,682
[a]    Bonds held by the UK pension plans are denominated in sterling. Property held by the UK pension plans is in the United Kingdom.
[b]    Bonds held by the US pension plans are denominated in US dollars.
[c] Private equity is valued at fair value based on the most recent transaction price or third-party net asset, revenue or earnings based valuations that generally result in the use of significant unobservable inputs.
[d] Bonds held by pension plans are valued using quoted prices in active markets.
[e] Properties are valued based on an analysis of recent market transactions supported by market knowledge derived from third-party professional valuers that generally result in the use of significant unobservable inputs.
24. Pensions and other post-retirement benefits – continued

					$ million
					2020
	UK	US	Eurozone	Other	Total
Analysis of the amount charged to profit or loss
Current service cost[a]	250	292	103	38	683
Past service cost[b]	(48)	(66)	12	(20)	(122)
Settlement[b]	—	(23)	10	(1)	(14)
Operating charge relating to defined benefit plans	202	203	125	17	547
Payments to defined contribution plans	49	183	2	38	272
Total operating charge	251	386	127	55	819
Interest income on plan assets[a]	(725)	(210)	(33)	(40)	(1,008)
Interest on plan liabilities	596	289	97	59	1,041
Other finance (income) expense	(129)	79	64	19	33
Analysis of the amount recognized in other comprehensive income
Actual asset return less interest income on plan assets	4,108	1,041	104	38	5,291
Change in financial assumptions underlying the present value of the plan liabilities	(4,207)	(1,178)	(143)	(42)	(5,570)
Change in demographic assumptions underlying the present value of the plan liabilities	585	29	56	(4)	666
Experience gains and losses arising on the plan liabilities	54	(101)	(178)	8	(217)
Remeasurements recognized in other comprehensive income	540	(209)	(161)	—	170
Movements in benefit obligation during the year
Benefit obligation at 1 January	29,780	10,119	7,353	1,826	49,078
Exchange adjustments	1,303	—	720	64	2,087
Operating charge relating to defined benefit plans	202	203	125	17	547
Interest cost	596	289	97	59	1,041
Contributions by plan participants[c]	21	—	2	11	34
Benefit payments (funded plans)[d]	(1,291)	(1,441)	(81)	(86)	(2,899)
Benefit payments (unfunded plans)[d]	(8)	(197)	(265)	(34)	(504)
Reclassified as assets held for sale	—	(1)	(55)	—	(56)
Disposals	—	(35)	—	—	(35)
Remeasurements	3,568	1,250	265	38	5,121
Benefit obligation at 31 Decembera e	34,171	10,187	8,161	1,895	54,414
Movements in fair value of plan assets during the year
Fair value of plan assets at 1 January	36,129	7,655	2,343	1,412	47,539
Exchange adjustments	1,582	—	235	64	1,881
Interest income on plan assets[a] [f]	725	210	33	40	1,008
Contributions by plan participants[c]	21	—	2	11	34
Contributions by employers (funded plans)	189	8	99	29	325
Benefit payments (funded plans)[d]	(1,291)	(1,441)	(81)	(86)	(2,899)
Reclassified as assets held for sale	—	(7)	(55)	—	(62)
Remeasurements[f]	4,108	1,041	104	38	5,291
Fair value of plan assets at 31 December[g]	41,463	7,466	2,680	1,508	53,117
Surplus (deficit) at 31 December	7,292	(2,721)	(5,481)	(387)	(1,297)
Represented by
Asset recognized	7,567	269	59	62	7,957
Liability recognized	(275)	(2,990)	(5,540)	(449)	(9,254)
	7,292	(2,721)	(5,481)	(387)	(1,297)
The surplus (deficit) may be analysed between funded and unfunded plans as follows
Funded	7,564	269	(109)	(58)	7,666
Unfunded	(272)	(2,990)	(5,372)	(329)	(8,963)
	7,292	(2,721)	(5,481)	(387)	(1,297)
The defined benefit obligation may be analysed between funded and unfunded plans as follows
Funded	(33,899)	(7,197)	(2,789)	(1,566)	(45,451)
Unfunded	(272)	(2,990)	(5,372)	(329)	(8,963)
	(34,171)	(10,187)	(8,161)	(1,895)	(54,414)
[a]    The costs of managing plan investments are offset against the investment return, the costs of administering pension plan benefits are generally included in current service cost and the costs of administering other post-retirement benefit plans are included in the benefit obligation.
[b]    Past service credits represent curtailment gains arising from restructuring programmes in the UK, US and other countries, whilst past service costs and settlements in the Eurozone represent charges for special termination benefits reflecting the increased liability arising as a result of early retirements. Settlement costs in the US resulted from a pension risk transfer to an external carrier for a group of small benefit retirees.
[c]    Most of the contributions made by plan participants into UK pension plans were made under salary sacrifice.
[d]    The benefit payments amount shown above comprises $2,935 million benefits and $428 million settlements, plus $40 million of plan expenses incurred in the administration of the benefit.
[e]    The benefit obligation for the US is made up of $7,728 million for pension liabilities and $2,459 million for other post-retirement benefit liabilities (which are unfunded and are primarily retiree medical liabilities). The benefit obligation for the Eurozone includes $5,060 million for pension liabilities in Germany which is largely unfunded.
[f]    The actual return on plan assets is made up of the sum of the interest income on plan assets and the remeasurement of plan assets as disclosed above.
[g]    The fair value of plan assets includes borrowings related to the LDI programme as described on page 199.
24. Pensions and other post-retirement benefits – continued

					$ million
					2019
	UK	US	Eurozone	Other	Total
Analysis of the amount charged to profit or loss
Current service cost[a]	227	263	81	38	609
Past service cost[b]	2	—	5	(1)	6
Settlement[b]	—	(13)	8	—	(5)
Operating charge relating to defined benefit plans	229	250	94	37	610
Payments to defined contribution plans	42	188	7	38	275
Total operating charge	271	438	101	75	885
Interest income on plan assets[a]	(909)	(285)	(43)	(46)	(1,283)
Interest on plan liabilities	757	387	133	69	1,346
Other finance (income) expense	(152)	102	90	23	63
Analysis of the amount recognized in other comprehensive income
Actual asset return less interest income on plan assets	2,945	1,079	220	97	4,341
Change in financial assumptions underlying the present value of the plan liabilities	(2,294)	(1,036)	(748)	(92)	(4,170)
Change in demographic assumptions underlying the present value of the plan liabilities	136	91	3	(4)	226
Experience gains and losses arising on the plan liabilities	(57)	(22)	6	4	(69)
Remeasurements recognized in other comprehensive income	730	112	(519)	5	328
Movements in benefit obligation during the year
Benefit obligation at 1 January	26,830	9,696	6,906	1,686	45,118
Exchange adjustments	942	—	(142)	26	826
Operating charge relating to defined benefit plans	229	250	94	37	610
Interest cost	757	387	133	69	1,346
Contributions by plan participants[c]	20	—	2	6	28
Benefit payments (funded plans)[d]	(1,207)	(830)	(76)	(75)	(2,188)
Benefit payments (unfunded plans)[d]	(6)	(205)	(273)	(15)	(499)
Reclassified as assets held for sale	—	(146)	—	—	(146)
Disposals	—	—	(30)	—	(30)
Remeasurements	2,215	967	739	92	4,013
Benefit obligation at 31 Decembera e	29,780	10,119	7,353	1,826	49,078
Movements in fair value of plan assets during the year
Fair value of plan assets at 1 January	32,085	7,195	2,112	1,290	42,682
Exchange adjustments	1,141	—	(43)	24	1,122
Interest income on plan assets[a] [f]	909	285	43	46	1,283
Contributions by plan participants[c]	20	—	2	6	28
Contributions by employers (funded plans)	236	4	85	24	349
Benefit payments (funded plans)[d]	(1,207)	(830)	(76)	(75)	(2,188)
Reclassified as assets held for sale	—	(78)	—	—	(78)
Remeasurements[f]	2,945	1,079	220	97	4,341
Fair value of plan assets at 31 December[g]	36,129	7,655	2,343	1,412	47,539
Surplus (deficit) at 31 December	6,349	(2,464)	(5,010)	(414)	(1,539)
Represented by
Asset recognized	6,588	387	27	51	7,053
Liability recognized	(239)	(2,851)	(5,037)	(465)	(8,592)
	6,349	(2,464)	(5,010)	(414)	(1,539)
The surplus (deficit) may be analysed between funded and unfunded plans as follows
Funded	6,588	387	(136)	(87)	6,752
Unfunded	(239)	(2,851)	(4,874)	(327)	(8,291)
	6,349	(2,464)	(5,010)	(414)	(1,539)
The defined benefit obligation may be analysed between funded and unfunded plans as follows
Funded	(29,541)	(7,268)	(2,479)	(1,499)	(40,787)
Unfunded	(239)	(2,851)	(4,874)	(327)	(8,291)
	(29,780)	(10,119)	(7,353)	(1,826)	(49,078)
[a]    The costs of managing plan investments are offset against the investment return, the costs of administering pension plan benefits are generally included in current service cost and the costs of administering other post-retirement benefit plans are included in the benefit obligation.
[b]    Past service costs and settlements have arisen from restructuring programmes and represent charges for special termination benefits reflecting the increased liability arising as a result of early retirements. Settlements in the US are the result of a buy-out transaction for the pensions of a group of low value annuitants.
[c]    Most of the contributions made by plan participants into UK pension plans were made under salary sacrifice.
[d]    The benefit payments amount shown above comprises $2,304 million benefits and $346 million settlements, plus $37 million of plan expenses incurred in the administration of the benefit.
[e]    The benefit obligation for the US is made up of $7,789 million for pension liabilities and $2,330 million for other post-retirement benefit liabilities (which are unfunded and are primarily retiree medical liabilities). The benefit obligation for the Eurozone includes $4,567 million for pension liabilities in Germany which is largely unfunded.
[f]    The actual return on plan assets is made up of the sum of the interest income on plan assets and the remeasurement of plan assets as disclosed above.
[g]    The fair value of plan assets includes borrowings related to the LDI programme as described on page 199.
24. Pensions and other post-retirement benefits – continued

					$ million
					2018
	UK	US	Eurozone	Other	Total
Analysis of the amount charged to profit or loss
Current service cost[a]	295	299	84	43	721
Past service cost[b]	15	—	9	4	28
Settlement	—	—	17	—	17
Operating charge relating to defined benefit plans	310	299	110	47	766
Payments to defined contribution plans	38	178	5	40	261
Total operating charge	348	477	115	87	1,027
Interest income on plan assets[a]	(868)	(262)	(44)	(45)	(1,219)
Interest on plan liabilities	774	369	136	67	1,346
Other finance (income) expense	(94)	107	92	22	127
Analysis of the amount recognized in other comprehensive income
Actual asset return less interest income on plan assets	(722)	(256)	(69)	(36)	(1,083)
Change in financial assumptions underlying the present value of the plan liabilities	1,770	945	14	65	2,794
Change in demographic assumptions underlying the present value of the plan liabilities	123	(9)	(42)	7	79
Experience gains and losses arising on the plan liabilities	520	41	(43)	9	527
Remeasurements recognized in other comprehensive income	1,691	721	(140)	45	2,317
[a] The costs of managing plan investments are offset against the investment return, the costs of administering pension plan benefits are generally included in current service cost and the costs of administering other post-retirement benefit plans are included in the benefit obligation.
[b] Past service costs have arisen from restructuring programmes and represent charges for special termination benefits representing the increased liability arising as a result of early retirements mostly in the UK and Eurozone.
Sensitivity analysis
The discount rate, inflation, salary growth and the mortality assumptions all have a significant effect on the amounts reported. A one-percentage point change, in isolation, in certain assumptions as at 31 December 2020 for the group’s pensions and other post-retirement benefit expense would have had the effects shown in the tables below. The effects shown for the expense in 2021 comprise the total of current service cost and net finance income or expense.

						$ million
					One percentage point
	UK		US		Eurozone
	Increase	Decrease	Increase	Decrease	Increase	Decrease
Discount rate[a]
Effect on expense in 2021	(274)	198	(51)	36	(2)	(11)
Effect on obligation at 31 December 2020	(5,658)	7,690	(1,272)	1,556	(1,149)	1,452
Inflation rate[b]
Effect on expense in 2021	145	(116)	10	(8)	35	(28)
Effect on obligation at 31 December 2020	5,337	(4,482)	66	(55)	1,025	(870)
Salary growth
Effect on expense in 2021	31	(27)	12	(10)	7	(7)
Effect on obligation at 31 December 2020	670	(585)	82	(69)	91	(89)
[a]    The amounts presented reflect that the discount rate is used to determine the asset interest income as well as the interest cost on the obligation.
[b]    The amounts presented reflect the total impact of an inflation rate change on the assumptions for rate of increase in salaries, pensions in payment and deferred pensions.

			$ million
		One year increase
	UK	US	Eurozone
Longevity
Effect on expense in 2021	28	5	8
Effect on obligation at 31 December 2020	1,406	150	333
Estimated future benefit payments and the weighted average duration of defined benefit obligations
The expected benefit payments, which reflect expected future service, as appropriate, but exclude plan expenses, up until 2030 and the weighted average duration of the defined benefit obligations at 31 December 2020 are as follows:

					$ million
Estimated future benefit payments	UK	US	Eurozone	Other	Total
2021	1,072	1,568	357	112	3,109
2022	1,086	612	346	109	2,153
2023	1,120	593	339	107	2,159
2024	1,141	575	332	108	2,156
2025	1,135	583	328	107	2,153
2026-2030	5,939	2,696	1,521	528	10,684
					Years
Weighted average duration	19.2	13.8	16.1	12.7
Employee costs and numbers

			$ million
Employee costs	2020	2019	2018
Wages and salaries[a]	7,600	7,497	7,931
Social security costs	729	733	743
Share-based payments[b]	728	694	669
Pension and other post-retirement benefit costs	852	948	1,154
	9,909	9,872	10,497

			2020			2019			2018
Average number of employees[c]	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total
Upstream	4,800	10,600	15,400	5,800	11,000	16,800	5,900	11,500	17,400
Downstream[d]	5,800	37,800	43,600	5,700	37,300	43,000	6,000	36,300	42,300
Other businesses and corporate[e]	1,800	7,300	9,100	2,100	10,600	12,700	1,900	12,100	14,000
	12,400	55,700	68,100	13,600	58,900	72,500	13,800	59,900	73,700
[a] Includes termination costs of $1,237 million (2019 $182 million and 2018 $493 million). Reinvent bp restructuring accruals of $714 million and provisions of $428 million for employee termination payments were held at 31 December 2020.
[b] The group provides certain employees with shares and share options as part of their remuneration packages. The majority of these share-based payment arrangements are equity-settled.
[c] Reported to the nearest 100.
[d] Includes 19,100 (2019 18,100 and 2018 17,100) service station staff.
[e] Includes 0 (2019 2,500 and 2018 4,000) agricultural, operational and seasonal workers in Brazil.

The reduction in the average number of employees in 2020 compared to 2019 is principally a result of the reinvent bp programme and divestment activity.